UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Southwest Airlines Co. (the “Company”) is providing guidance regarding its financial and operational trends in conjunction with the presentation by Tammy Romo, Executive Vice President and Chief Financial Officer of the Company, at the Stifel 2017 Transportation & Logistics Conference on February 15, 2017.

•
Based on current bookings and revenue trends, the Company's forecast for its first quarter 2017 operating revenue per available seat mile (RASM) continues to fall slightly below year ago levels; therefore its guidance for first quarter 2017 RASM to fall in the flat to down one percent range, as compared with first quarter 2016, remains unchanged. This represents a continued and sequential improvement from the 2.9 percent RASM year-over-year decline in fourth quarter 2016, which is an encouraging start to the year.

•
Based on current cost trends and excluding fuel and oil expense, special items, and profitsharing expense, the Company continues to expect its first quarter 2017 unit costs to increase in the six to seven percent range[1], year-over-year, and its annual 2017 unit costs to increase approximately three percent, year-over-year. Wage rate increases from amended union contracts are estimated to drive approximately four points of the first quarter 2017 unit cost outlook, and approximately three points, or substantially all, of this annual 2017 unit cost outlook.

•	Based on the Company’s fuel derivative contracts and market prices as of February 10, 2017, first quarter 2017 economic fuel costs are estimated to be approximately $2.00 per gallon[2].

•
The Company continues to expect its full year 2017 available seat miles (capacity) to increase approximately 3.5 percent, year-over-year, with approximately 2.5 points of the increase relating to its domestic growth.

•	The Company continues to estimate its 2017 capital expenditures will be approximately $2.3 billion, and expects capital expenditures in 2018 to fall below this year's level.

•	The Company paid $62 million in dividends to Shareholders in January 2017 and expects to complete the fourth quarter 2016 $300 million accelerated share repurchase program by the end of this week.

An audio webcast of Ms. Romo’s remarks is available on the Company’s website at
www.southwestairlinesinvestorrelations.com, in the Events & Presentations section under Past Events and Related Presentations.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1Year-over-year projections do not reflect the potential impact of fuel and oil expense, profitsharing expense, and special items in both years because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the Fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.

2Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company’s financial outlook, expectations, goals, and projected results of operations, including specific factors expected to impact the Company’s results of operations; (ii) the Company’s expectations with respect to fuel costs; (iii) the Company’s capacity plans and expectations; and (iv) the Company’s expectations with respect to capital expenditures. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) changes in demand for the Company’s services and other changes in consumer behavior; (ii) the impact of economic conditions, fuel prices, actions of competitors (including, without limitation, pricing, scheduling, and capacity decisions and consolidation and alliance activities), governmental actions, and other factors beyond the Company’s control, on the Company’s business decisions, plans, and strategies; (iii) changes in aircraft fuel prices, the impact of hedge accounting, and any changes to the Company’s fuel hedging strategies and positions; (iv) the Company’s ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (v) the Company’s dependence on third parties; (vi) the impact of labor matters on the Company’s business decisions, plans, strategies, and costs; and (vii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

February 15, 2017	By	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)